SCHEDULE OF BALANCES FOR THE OPERATING AND FINANCE LEASES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Assets：
Right-of-use assets - operating lease	$ 1,480	¥ 10,800	¥ 13,992
Liability：
Current portion of operating lease liabilities	801	5,843	10,300
Non-current operating lease liabilities	648	4,731	2,164
Total operating lease liabilities	$ 1,449	¥ 10,574	¥ 12,464